Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 26th day of April, 2019 by and among True Drinks Holdings, Inc., a Nevada corporation (the “Company”), and the Members and Direct Investors receiving securities in connection with the Securities Exchange Agreement by and among the Company, Charlie’s Chalk Dust, LLC, and the Members and Direct Investors (the “Exchange Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Exchange Agreement unless otherwise defined herein. Unless stated otherwise herein, or the context otherwise requires, the term “Members” as set forth in this Agreement shall include Direct Investors.

The parties hereby agree as follows:

1.             Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that (either directly or indirectly) controls, is controlled by, or is under common control with the specified Person, and shall also include any Related Fund of such Person. The term “control” includes the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of securities, by contract or otherwise.

“Common Stock” means the Company’s common stock, par value $0.001 per share, and any securities into which such Common Stock may hereinafter be reclassified.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock issued pursuant to the Exchange Agreement.

“Direct Investors” means the investors identified in the Exchange Agreement and any Affiliate or permitted transferee of any Direct Investor who is a subsequent holder of any Registrable Securities.

“Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, association, trust, joint venture or any other entity, or a governmental authority.

“Preferred Stock” means those shares of the Company’s preferred stock, par value $0.001 per share, issued to the Members or Direct Investors pursuant to the Exchange Agreement.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Members” means individuals identified in the Exchange Agreement and any Affiliate or permitted transferee of any Member who is a subsequent holder of any Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means the shares of Common Stock issued to the Members and Direct Investors pursuant to the Exchange Agreement, including the Warrant Shares and Conversion Shares, as well as any shares of Common Stock issued or issuable with respect to such shares upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or Rule 144 under the 1933 Act.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Related Fund” means, with respect to any Person, any fund, account or investment vehicle that is controlled or managed by (i) such Person, (ii) an Affiliate of such Person or (iii) the same investment manager, advisor or subadvisor as such Person or an Affiliate of such investment manager, advisor or subadvisor.

“Required Members” means, as of any date of determination, the Members and Direct Investors holding a majority of the Registrable Securities as of such date.

“SEC” means the U.S. Securities and Exchange Commission.

  “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.
Registration.

(a)             Registration Statements.

(i)             The Company shall use its best efforts to prepare and file with the SEC one Registration Statement (the “Initial Registration Statement”) covering the resale of all of the Registrable Securities on a continuous basis pursuant to Rule 415 of the Securities Act or before 30 days from the date of this Agreement (the “Filing Deadline”). The Initial Registration Statement filed hereunder shall be on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the resale by the Members of all the Registerable Securities, provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the staff of the SEC. No Member shall be named as an “underwriter” in the Initial Registration Statement without such Member’s prior written consent. Such Initial Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Initial Registration Statement shall not include any shares of Common Stock or other securities for the account of any other Person (including the Company) without the prior written consent of the Required Members. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Members and their counsel prior to its filing or other submission.

(b)             Expenses. The Company will pay all expenses associated with each Registration Statement (whether or not such Registration Statement becomes effective), including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, and the reasonable fees and expenses of counsel to, (i) with respect to the Initial Registration Statement, the Required Members, (ii) with respect to a Demand Registration, the Requesting Holders and (iii) with respect to any Piggyback Registration, Members that at the relevant time hold at least a majority of the Registrable Securities held by all Members to be included in such Piggyback Registration.

(c)             Effectiveness of Registration Statements. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the 120th calendar day following the date of this Agreement. The Company shall notify the Members by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Members with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(d)             Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement filed pursuant to the terms and conditions of this Agreement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Member to be named as an “underwriter”, the Company shall use its best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Members is an “underwriter”. In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities that the SEC requires to be removed from such Registration Statement, while still including the maximum number of Registrable Securities permitted to be registered by the SEC under such Registration Statement at such time (such removed Registrable Securities, the “Cut Back Shares”), and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Member as an “underwriter” in any Registration Statement without the prior written consent of such Member. Any cut-back imposed on the Members pursuant to this Section 2(d) shall be allocated, first, among all securities that are not Registrable Securities (to the extent previously permitted by the Required Members, or, in the case of a Demand Registration, by the Requesting Members), second, among the Series B Members, third, among Katalyst Securities LLC and its affiliates, and fourth, among the Members on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Members otherwise agree. In the event of any cut-back imposed on the Members pursuant to this Section 2(d), the Company will use its best efforts to file with the SEC, as promptly as allowed by the SEC, one or more Registration Statements on Form S-1 covering the resale of the Cut Back Shares or such other form available to register for resale the Cut Back Shares.

(e)
Right to Piggyback Registration.

(i)             If at any time following the date of this Agreement that any Registrable Securities remain outstanding the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall, unless a holder of Registrable Securities has provided written notice to the Company that it does not want to receive such information, at each such time promptly give written notice to the holders of the Registrable Securities of its intention to do so (but in no event less than thirty (30) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the 1933 Act, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such holder may request and shall indicate the intended method of distribution of such Registrable Securities.
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(ii)             Notwithstanding the foregoing, (A) if such registration involves an underwritten public offering, the Members must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 2(b)) and subject to the Members entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 2(e)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Members and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. Any Member may elect to withdraw such Member’s request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement or the pricing of an underwritten offering, as applicable.

(f)
Demand Registration.

(i)             At any time and from time to time after the Initial Registration Statement has been declared effective, any Member or group of Members (acting together) that own or control Registrable Securities representing at least fifty percent (50%) of the then-issued and outstanding Registrable Securities (collectively, the “Requesting Members”), may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company that such Requesting Members require the Company to register for resale some or all of such Requesting Members’ Registrable Securities not otherwise then registered for resale by the Initial Registration Statement (a “Demand Registration”); provided, however, that the Company will not be required to effect more than two (2) Demand Registrations in accordance with this Agreement. Upon receipt of the Demand Registration Notice, the Company will use best efforts to file with the SEC as promptly as practicable after receiving the Demand Registration Notice, but in no event more than sixty (60) days following receipt of the Demand Registration Notice, a Registration Statement covering all requested Registrable Securities (the “Demand Registration Statement”), and agrees to use best efforts to cause the Demand Registration Statement to be declared effective by the SEC as soon as practicable following the filing thereof, but in no event later than ninety (90) days after the filing of such Demand Registration Statement. The Company agrees to use best efforts to keep any Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until such time as all of the Registrable Securities covered thereby have been sold or the date on which all Registrable Securities may be sold without restriction and without the need for current public information pursuant to Rule 144 unless such restriction is the result of a Member being an Affiliate of the Company (“Minimum Effective Period”).

  (ii)             Notice to Members. The Company shall give written notice of the proposed filing of any Demand Registration Statement to all Members (other than the Requesting Members) as soon as practicable, and each such Member who wishes to participate in such Demand Registration Statement shall notify the Company in writing within five (5) Business Days after the receipt by such Member of the notice from the Company, and shall specify in such notice the number of Registrable Securities held by such Member to be included in the Demand Registration Statement. Upon the written request of any Member, delivered to the Company no later than five (5) Business Days after the Company’s notice is delivered to such Member (each such Member, a “Joining Member”), to register, on the same terms and conditions as the Registrable Securities otherwise being sold pursuant to such Demand Registration, any of its Registrable Securities, the Company will use its best efforts to cause such Registrable Securities to be included in the Demand Registration Statement proposed to be filed by the Company on the same terms and conditions as any Registrable Securities included therein.

3.             Company Obligations. The Company will use best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)             use best efforts to cause the Initial Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Initial Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Initial Registration Statement may be sold without restriction and without the need for current public information pursuant to Rule 144 unless such restriction is the result of a Member being an Affiliate of the Company (the “Effectiveness Period”) and advise the Members in writing when the Effectiveness Period has expired;

(b)             prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement and Prospectus as may be necessary to keep such Registration Statement effective for, with respect to the Initial Registration Statement, the Effectiveness Period and with respect to any Demand Registration Statement, the Minimum Effective Period, and in any case to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered in any Registration Statement;

(c)             provide copies to and permit counsel designated by the Members to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any Registration Statement or other document to which such counsel reasonably objects;

(d)             furnish to the Members and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Member may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Member that are covered by the related Registration Statement;

(e)             use best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)             prior to any public offering of Registrable Securities, use best efforts to register or qualify or cooperate with the Members and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Members and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)             use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or quoted;

(h)             immediately notify the Members, at any time prior to the end of the Effectiveness Period or the Minimum Effective Period, as applicable, upon discovery that, or upon the happening of any event as a result of which, any Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)             otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Members in writing if, at any time during the Effectiveness Period or Minimum Effective Period, as applicable, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Members are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)             if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in the Initial Registration Statement, the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Members of not less than the number of such Registrable Securities; and

(k)             with a view to making available to the Members the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Members to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction (including without volume or manner-of-sale restrictions) and without the need for current public information by the holders thereof pursuant to Rule 144 or any other rule of similar effect and (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Member upon request, as long as such Member owns any Registrable Securities,

(A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Member of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration. The parties agree that nothing contained herein shall limit the Company’s obligations under the Exchange Agreement.

4.             Due Diligence Review; Information. The Company shall make available, upon reasonable advance written notice, during normal business hours, for inspection and review by the Members, advisors to and representatives of the Members (who may or may not be affiliated with the Members and who are reasonably acceptable to the Company), all financial and other records, all SEC Documents (as defined in the Exchange Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Members or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Members and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Members, or to advisors to or representatives of the Members, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Members, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Member wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5.
Obligations of the Members.

(a)             Each Member shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Securityholder Questionnaire”) or any update thereto not later than three (3) Business Days following a request therefore from the Company.

(b)             Each Member, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Member has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)             Each Member agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(h) hereof, such Member will immediately discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement covering such Registrable Securities, until the Member is advised by the Company that such dispositions may again be made.

6.
Indemnification.

(a)             Indemnification by the Company. The Company will indemnify and hold harmless each Member and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Member within the meaning of the 1933 Act (collectively, the “Member Indemnitees”), against any losses, claims, damages or liabilities, joint or several, to which such Member Indemnitee may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or 1934 Act or any state securities laws in connection with the performance of its obligations under this Agreement; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Member’s behalf and will promptly reimburse such Member Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Member or any such controlling person in writing specifically for use in such Registration Statement or Prospectus. The indemnity provided in this Section 6(a) shall survive the transfer of the Registrable Securities by any Member to any other Person.

(b)             Indemnification by the Members. Each Member agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) (collectively, the “Company Indemnitees”) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Member to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, including in the Selling Securityholder Questionnaire attached hereto as Annex A. In no event shall the liability of a Member be greater in amount than the dollar amount of the proceeds (net of all underwriter’s discounts and expenses paid by such Member in connection with any claim relating to this Section 6 and the amount of any damages such Member has otherwise been required to pay by reason of such untrue statement or omission) received by such Member upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)             Conduct of Indemnification Proceedings. Any person entitled to indemnification under Section 6(a) or Section 6(b) (an “Indemnitee”) shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnitee; provided that any Indemnitee shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnitee or (c) in the reasonable judgment of any such Indemnitee, based upon written advice of its counsel, a conflict of interest exists between such Indemnitee and the indemnifying party with respect to such claims (in which case, if such Indemnitee notifies the indemnifying party in writing that such Indemnitee elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Indemnitee); and provided, further, that the failure of any Indemnitee to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnitees. No indemnifying party will, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such claim or litigation or (ii) includes a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Indemnitee.

(d)             Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an Indemnitee or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnitee and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.
Miscellaneous.

(a)             Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Members. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Members.

(b)             Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Exchange Agreement.

(c)             Assignments and Transfers by Members. The provisions of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors and assigns. A Member may transfer or assign, in whole or from time to time in part, to one or more persons its rights and obligations hereunder in connection with the transfer of Registrable Securities by such Member to such person, provided that such Member complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected (such transferee, a "permitted transferee").

(d)             Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Members, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder (and shall have acknowledged such assumption in writing), the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Members in connection with such transaction unless such securities are otherwise freely tradable by the Members after giving effect to such transaction.

(e)             Benefits of the Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement and except for any Indemnitee not a party hereto (solely with respect to Section 6).

(f)             Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or other electronic means, which shall be deemed an original.

(g)             Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)             Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)             Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)             Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)             Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)             Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties to this Agreement fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, a non-breaching party hereto will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, specific performance or other equitable remedies to enforce such obligations, this being in addition to any other remedy to which such Person is entitled at law or in equity. Each of the parties hereto hereby waives any defense that a remedy at law is adequate and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies. Each of the parties hereto hereby agrees not to assert that specific performance, injunctive relief and other equitable remedies are unenforceable, violate public policy, invalid, contrary to law or inequitable for any reason. The right of specific performance, injunctive relief and other equitable remedies is an integral part of the transactions contemplated by this Agreement.

(m)             Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof

(n)             Independent Nature of Members’ Obligations and Rights. The obligations of each Member hereunder are several and not joint with the obligations of any other Member hereunder, and no Member shall be responsible in any way for the performance of the obligations of any other Member hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Member pursuant hereto or thereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Members are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Members are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Without limiting the foregoing, no Member has agreed with any other Member, and no term, provision, obligation or agreement of any Member set forth herein shall be deemed to constitute an agreement with any other Member, to act together for the purposes of acquiring, holding, voting or disposing of equity securities of the Company. Each Member shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Member to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Member, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Member. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Member, solely, and not between the Company and the Members collectively and not between and among Members.

(o)             No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Members in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(p)             Prohibition on Filing Other Registration Statements. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to the Initial Registration Statement that is declared effective by the staff of the Commission, provided that this Section 7(p) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:
TRUE DRINKS HOLDINGS, INC.

By:
Name: Robert VanBoerum
Title: Chief Executive Officer

[Member and Direct Investor Signature Page Attached]

The Members and Direct Invesors:

By:
Name:
Title:

ANNEX A

SELLING SECURITYHOLDERS QUESTIONNAIRE